HomeBanc Corp.

Earnings Conference Call

For the Three and Nine Months Ended

September 30, 2006

SPECIAL CAUTIONARY NOTICE
REGARDING FORWARD-LOOKING
STATEMENTS

Certain statements made or incorporated by reference in this presentation may constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, without limitation, statements regarding: the Company’s guidance on estimated and targeted REIT taxable income, GAAP earnings, dividends, mortgage origination volume, portfolio size and composition for the fourth quarter of 2006; our 2007 strategic focus and operating plan; expectations of expense reductions in 2007; expected benefits of our decision not to operate our public company as a REIT in 2007; our ability to increase long-term shareholder value through strategic alternatives; our anticipated geographic growth in 2007; statements regarding acceleration of expense reductions and our ability to stabilize book value and return to GAAP profitability. Such forward-looking statements are based on information presently available to the Company’s management and are subject to various risks and uncertainties, including, without limitation, risks related to our present intention to elect not to operate our public company as a REIT in 2007, including our ability to obtain all required approvals and consents to implement this change in our operating model; our ability to successfully identify, consummate and realize the anticipated benefits of one or more strategic transactions or other corporate changes that we may pursue; our ability to successfully identify, consummate and realize the anticipated benefits of one or more strategic transactions or other corporate changes that we may pursue; risks related to our expense reduction initiatives, including our ability to realize the anticipated benefits from such initiatives; risks of changes in interest rates and the yield curve on our mortgage loan production, our product mix, our interest sensitive assets and liabilities and our net interest margin; unanticipated changes in our markets for mortgage loans or the deterioration of economic and real estate market conditions in our markets generally; risks associated with expansion of our business including expansion into new geographic markets, and/or introduction of new mortgage loan products; mortgage loan prepayment assumptions and estimated lives of loans and the estimates used to value our mortgage servicing rights; interest rate risks and credit risks of customers; loan loss experience and the rate of loan charge-offs; risks inherent in originating mortgage loans; loss experience arising from alleged breaches of representations and warranties provided to buyers of mortgage loans sold; the failure of assumptions underlying the establishment of reserves for loan and contingency losses and other estimates including estimates about loan prepayment rates, and the estimates and assumptions utilized in the
Company’s hedging strategy; the execution of the Company’s strategy objectives; risks of maintaining securities held available for sale whose value must be marked to market in our periodic financial statements; risks in our ability to retain experienced loan officers; risks inherent in the application of the Company’s accounting policies as described in the footnotes to financial statements included in our filings with the SEC; pricing pressures that would negatively impact gain on sale relative to the amount of loans sold and the other risks and factors described in the Company’s SEC reports and filings, including, without limitation, under the captions “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors.” You
should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

This slide presentation should be viewed in conjunction with the Company’s press release dated as of November 6, 2006 reporting 2006 third quarter results and the Company’s financial statements and the footnotes thereto filed with the SEC including, without limitation, the financial statements and footnotes set forth in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006, which will be filed with the SEC by November 9, 2006.

HomeBanc Participants

Patrick Flood – Chairman and CEO

Kevin Race – President, COO and CFO

Carol Knies – VP, Investor Relations

Q3
EARNINGS CALL

support the
dream
of home
ownership
Our Mission

Our Vision
To become America's
most admired company

HOMEBANC CORP

HomeBanc’s Strategy

Profitability

Purchase

Product

Process

People

Associate Satisfaction + Customer Satisfaction + Market Share = Financial Performance

To enrich and
fulfill lives by
serving each other,
our customers,
communities and
shareholders…

as we support the
dream of home
ownership.

Highlights for Q3 2006

Estimated REIT taxable income available to holders of common stock(1) of
$14.7 million, or $0.26 per share, for the three months ended September
30, 2006, an increase of 4% over the same period of 2005

GAAP consolidated net loss attributable to holders of common stock of
$2.4 million for the three months ended September 30, 2006, or $0.04 per diluted share, compared to a net loss of $0.8 million, or $0.01 per diluted share, for the same period of 2005; the total dollar and per share amounts give effect to distribution of preferred dividends

REIT portfolio assets of mortgage loans held for investment (net) and securities available for sale and held to maturity of $6.1 billion as of
September 30, 2006

Mortgage loan origination volume of $1.25 billion for the three months ended September 30, 2006

New loan application volume of $1.38 billion for the three months ended
September 30, 2006

(1)

Estimated REIT taxable income available to holders of common stock is a non-GAAP financial measure. We define estimated REIT taxable income to be estimated REIT earnings calculated under the Internal Revenue Code of 1986 for purposes of the REIT distribution requirement, less dividends applicable to preferred stock. A  REIT is required to distribute at least 90% of its REIT taxable income, which, in general, includes all dividends received from our taxable REIT subsidiary. The most comparable GAAP measure is net income attributable to holders of common stock, and estimated REIT taxable income attributable to holders of common stock should not be relied upon in lieu of GAAP earnings or any other
GAAP financial measure.  Federal tax laws calculate REIT taxable income in a manner that, in certain respects, differs from the calculation of consolidated GAAP earnings.  Management believes that estimated REIT taxable income available to holders of common stock is an additional meaningful measure of the Company’s operating performance.  The Company uses estimated REIT taxable income available to holders of common stock as the basis for establishing the amount of dividends payable to holders of the Company’s common stock. A reconciliation of (loss) income before income taxes to net income (loss) attributable to holders of common stock and to estimated REIT taxable income attributable to holders of common stock is provided at the end of this presentation.

Q3 2006 Performance

$6.07 B

$6.5 to $6.7 B

REIT Portfolio Assets

$1.25 B

$1.3 to $1.4 B

Loan Origination Volume

$(0.04)

   $(0.04) to
$(0.08)

Consolidated GAAP Loss Per Diluted Share

$0.26

   $0.25 to
$0.27

Estimated REIT Taxable Income Available
Per Share to Holders of Common Stock

Actual

Guidance

Total Originations
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Industry $ in billions
$7
$6
$5
$4
$3
$2
$1
$0
HBMC $ in billions
1999
2000
2001
2002
2003
2004
2005
2006E
Industry Purchase
Industry Refi
HMB Total

(22)% - (19)%

$5.0 - $5.2

$6.4

HomeBanc Mortgage Corporation
Total Originations

(19)%

% Change

$2,462

$3,027

MBA Total Industry Originations(1)

FY 2006E

FY 2005

($ in billions)

Purchase
Loan Origination Statistics

(1) Mortgage Bankers Association Mortgage Finance Long-Term Forecast
as of October 24, 2006

Industry decline 35%

HMB - flat

Industry decline of 35%

HMB decline of 14%

HomeBanc Market Overview
YTD September 2005 vs. YTD September 2006

(36)%

$810

$1,263

Total Refinance
Originations

(33)%

(29)%

(44)%

%

Change

$326

$   578

GA

    45

       67

NC

  439

     618

FL

Nine Months
Ended 9/30/06

Nine Months
Ended 9/30/05

Refinance
Originations

($ in millions)

(29)%

  1,387

  1,957

FL

(16)%

$3,123

$3,723

Total Purchase
Originations

29%

     276

     214

NC

(6)%

$1,460

$1,552

GA

%
Change

Nine Months
Ended 9/30/06

Nine Months
Ended 9/30/05

Purchase
Originations

($ in millions)

Q3
EARNINGS CALL

Prudential
Atlanta Realty
Georgia Realty

KELLER WILLIAMS
REALTY

Levitt and Sons
AMERICA'S OLDEST HOMEBUILDER

Century 21
Tenace Realty

RE/MAX
CENTER

LANG
REALTY

HOMEBANC
CORP

HomeBanc SMA Overview
YTD September 2005 vs. YTD September 2006

(11)%

----

%

Change

$12.4

$13.9

SMA Expense

52%

43%

As % of Purchase
Originations

41%

32%

As % of Total Originations

$1,610

$1,602

SMA Origination Volume

Nine Months
Ended 9/30/06

Nine Months
Ended 9/30/05

$ in millions

Expense Reductions

(20)%

Change from Q1 2006

$28 million

$30 million

$35 million

Q1 2007E

Q3 2006

Q1 2006

(15)%

Change

$108 million

$127 million

Jan. 1, 2007E Run-rate

2005 Run-rate

  Non-sales headcount reduction

  $19 million reduction in core origination expenses, excluding depreciation

  Further expense reductions target of $6 million in 2007

  Systematic reduction in core origination expenses, excluding depreciation

(15)%

725

853

Change

Oct. 31, 2006

Jan. 1, 2006

2007 Operating Plan

Reignite growth

Diversify / expand with new stores

Nashville – April 2007

TBA – Summer 2007 (narrowed to three markets)

Recruit / train 250 new professional sales candidates

Optimize strategic marketing alliance strategy

Acquisitions

Expense management

Compensation

SMA

Other operating expense

Profitability
Highlights

Estimated REIT taxable income available to holders of common stock of $14.7 million, or $0.26 per share, for the three months ended September 30, 2006, compared to $14.2 million, or $0.25 per share, for the same period of 2005

Declared dividend of $0.26 per share to be paid on November 17

GAAP consolidated net loss attributable to holders of common stock of $2.4 million, or $0.04 per diluted share, for the three months ended September 30,
2006, compared to a consolidated net loss of $0.8 million, or $0.01 per diluted share, for the three months ended September 30, 2005; the dollar and per share amounts give effect to the distribution of preferred dividends

Total consolidated revenues increased 2%, to $32.2 million, for the three months ended September 30, 2006, compared to $31.6 million for the three months ended September 30, 2005

Net interest income after provision for loan losses of $19.2 million for the three months ended September 30, 2006, an increase of $1.0 million from $18.2 million for the three months ended September 30, 2005

Profitability
Highlights

Net gain on sale of mortgage loans during the period was $14.8 million, or 113 basis points (“bps”), based on loans sold of $1.3 billion for the three months ended September 30, 2006, compared to $9.9 million, or 144 bps, for the same period of 2005

Total expenses decreased 4% to $33.6 million for the quarter ended September
30, 2006 from $34.9 million in the same period of 2005

Total expenses for the third quarter as a percent of average assets decreased to .48% in 2006 from .65% in 2005

REIT portfolio assets at September 30, 2006 of $6.1 billion, up 20% from $5.1 billion at September 30, 2005

Total shareholders’ equity of $316 million at September 30, 2006, compared to
$317 million at December 31, 2005

Accumulated other comprehensive income decreased to $18.5 million at
September 30, 2006 from $78.6 million at June 30, 2006 due primarily to the decreased value of hedging instruments given the decline in interest rates during the period

Loan servicing portfolio of $7.7 billion at September 30, 2006

1.22%

$ 20,286

Net Interest Margin

      0.88

   14,659

Impact of derivative financial instruments

     (5.74)

   (19,486)

  1,346,480

Mortgage-backed security repurchase agreements

     (5.82)

   (75,759)

  5,152,204

Borrowings to finance mortgage loans

      6.34

   22,964

  1,452,443

Mortgage-backed securities

  6.10%

$ 77,908

$5,124,058

Mortgage loans

Three months ended September 30, 2006

Estimated
Annualized
Rate/Yield

Revenue/
Expense

Average
Balance

($ in thousands)

Profitability
Net Interest Margin

      ----

          ----

             ----

Mortgage-backed security repurchase agreements

      ----

          ----

             ----

Mortgage-backed securities

    1.48%

$  18,826

Net Interest Margin

    0.02

         288

Impact of derivative financial instruments

   (4.03)

   (50,790)

  4,999,427

Borrowings to finance mortgage loans

    5.45%

$  69,328

$5,044,886

Mortgage loans

Three months ended September 30, 2005

Profitability
Gap Based on Interest Rate Resets
As of September 2006

   0.9  months

Net Interest Rate Reset Gap(3)

(21.9) months

Effect of Derivative Financial
Instruments(2)

22.8 months

Interest Reset Gap Unadjusted

(0.9) months

Debt

23.7 months

Portfolio(1)

Avg. Months to Interest Rate Reset

(1)

Loan prepayments are estimated at 26% annualized Constant Prepayment Rate (“CPR”). Includes an estimate of the effective duration for mortgage-backed securities (“MBS”) and mortgage servicing rights (“MSRs”) measured by modeling +/- 50 basis point parallel shifts of the yield curve(s).

(2)

Derivative financial instruments consist of interest rate swaps based on contractual maturities, and interest rate options based on effective duration measured over a 100 basis point increase in interest rates.

(3)

Net difference in number of months to interest rate reset on mortgage assets versus the corresponding changes on debt and derivative financial instruments.

Positive net interest rate reset gap reflects later reset of assets than corresponding debt, including effect of hedges.

2007 Strategic Focus

Capital structure

Elect not to operate our public company as a REIT in 2007

Preserve existing book value

Retain future earnings to build book value

Utilize existing NOLs to shelter earnings

Exploring strategic alternatives

Diversify our existing capital structure (for example, through a depository or other model)

Create scale and more efficient funding (for example, through a strategic alliance)

2007 Operating Plan

Target GAAP profitability

Sell 100% of 2007 new loan originations, estimated to be $5 - $6 billion

Replace portfolio run-off with selective MBS purchases

Maintain pricing discipline, gain on sale and net interest margin

Cut expenses to right-size cost structure in current origination volume environment, target of $19+ million

Estimated 2007 earnings (after preferred dividends) of $0.00 - $0.10 per diluted common share

Stabilize / grow book value

Eliminate dividend

Book value per share excluding preferred stock of $4.72 at September 30, 2006

Estimated fair market value over carrying value of LHFI of $0.80 to $0.90 per common share

Net operating loss as of September 30, 2006 of an estimated present value of
$32 million, or $0.50 per share of common stock

Profitability
Q4 2006 Guidance (Estimated)

Volume

Full year production volume of $5.0 to $5.2 billion

Estimated HBMC (TRS) Q4 2006 total loan volume of $1.1 to $1.2 billion

Portfolio

Estimated total REIT portfolio assets at December 31, 2006 of $5.8 to $6.0 billion

Estimated REIT taxable income available to holders of common stock

Estimated REIT taxable income available to holders of common stock per share of $0.17 to $0.20

Expect to pay a dividend of $0.17 to $0.22 per share

GAAP earnings

Consolidated GAAP net loss attributable to holders of common stock of
$(0.06) to $(0.10) per diluted share

Non-GAAP Reconciliation
Estimated REIT Taxable Income Available to Holders of
Common Stock(1)

  76,047

   30,676

Taxable loss of REIT subsidiaries

    (4,105)

       (283)

Tax benefit

       270

       ----

Cumulative effect of change in accounting principle

     (3,236)

   (1,250)

Preferred stock dividend

     2,722

   (1,134)

Net (loss) income

     (4,105)

      (283)

Income tax benefit

$  (1,383)

$ (1,417)

Loss before income taxes

$50,859

   (20,839)

       (244)

Nine Months Ended
September 30, 2006

$ 14,720

Estimated REIT taxable income available to holders
of common stock

   (13,289)

Book/tax differences (2)

    (2,384)

Net loss attributable to holders of common stock

Three Months Ended

September 30, 2006

($ in thousands)

(1)

We define estimated REIT taxable income available to holders of common stock to be estimated REIT taxable income available to holders of common stock calculated under the Internal
Revenue Code of 1986 for purposes of the REIT distribution requirement, less dividends applicable to preferred stock. A REIT is required to distribute at least 90% of REIT taxable income, which, in general, includes all dividends received from taxable REIT subsidiaries (TRSs) (generally, calculated without regard to the dividends paid deduction for distributions paid to REIT shareholders, and earnings retained by TRSs), plus 90% of net after-tax income from foreclosure property. Estimated REIT taxable income available to holders of common stock is a non-
GAAP financial measure. Because of the REIT tax requirements on distributions, management believes that estimated REIT taxable income attributable to holders of common stock is an additional meaningful measure to evaluate our operating performance. The most comparable GAAP measure is net income attributable to holders of common stock. Estimated REIT taxable income available to holders of common stock should not be considered as a substitute for any measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. HomeBanc uses estimated REIT taxable income available to holders of common stock as a basis for establishing the amount of dividends payable to holders of its common stock.

(2)

Consists of various transactions and balances that are treated differently for GAAP and income tax purposes, including both permanent and temporary differences.  Common differences include intercompany gains or losses on sale of loans from our taxable REIT subsidiary to HomeBanc Corp., which are excluded from income under SFAS No. 65, as amended, but are included in income for income tax purposes; the amortization of these intercompany gains or losses; and the creation of mortgage servicing rights, which give rise to income under SFAS
No. 140 but are excluded from income for income tax purposes.

As a Reminder….

An audio recording of this conference call will be available through November 14, 2006. To listen to the recording, please dial 800-642-1687. The conference ID code is 9041606.

An audio recording and a copy of this slide presentation will be available on the HomeBanc website within two hours at
www.homebanc.com and at
http://audioevent.mshow.com/311657/.